Exhibit 99.2
LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

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


                                                                  Three Months Ended                         Percentage of
                                                         February 28               February 28               Dollar Change
                                                            1999                      1998                     Inc/(Dec)
                                                       --------------             -------------            ---------------
Revenues:
    Principal transactions                                  $526                        $423                     24%
    Investment banking                                       321                         348                     (8)
    Commissions                                              146                         117                     25
    Interest and dividends                                 3,581                       3,674                     (3)
    Other                                                     17                          18                     (6)
                                                         -------                     -------
       Total revenues                                      4,591                       4,580
    Interest expense                                       3,473                       3,535                     (2)
                                                           -----                       -----
       Net revenues                                        1,118                       1,045                      7
                                                           -----                       -----
Non-interest expenses:
    Compensation and benefits                                567                         530                      7
    Technology and communications                             82                          81                      1
    Brokerage and clearance                                   58                          56                      4
    Occupancy                                                 28                          29                     (3)
    Business development                                      28                          25                     12
    Professional fees                                         22                          24                     (8)
    Other                                                     24                          25                     (4)
                                                          ------                    --------
       Total non-interest expenses                           809                         770                      5
                                                           -----                     -------
Income before taxes and dividends
  on trust preferred securities                              309                         275                     12
    Provision for income taxes                                96                          88                      9
    Dividends on trust preferred securities                    2                        ____                      #
                                                         -------
Net income                                                  $211                        $187                     13
                                                            ====                        ====
Net income applicable to  common stock                      $198                        $180                     10
                                                            ====                        ====


Average shares
  Basic                                                    121.9                       120.6
                                                           =====                       =====
  Diluted                                                  125.8                       124.8
                                                           =====                       =====

Earnings per common share
  Basic                                                    $1.62                       $1.49
                                                           =====                       =====
  Diluted                                                  $1.57                       $1.44
                                                           =====                       =====

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# denotes greater than 100%